                                                                      EXHIBIT 31

                                 CERTIFICATION

     I, Mike Ulrich, certify that:

     1. I have reviewed this annual report on Form 10-K of LL&E Royalty Trust, for which JPMorgan Chase Bank, N.A. acts as Trustee;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, distributable income and changes in trust corpus of the registrant as of, and for, the periods presented in this annual report;

     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(c) and 15d-15(f)) or, for the registrant, or for causing such controls and procedures to be established and maintained, and have:

          a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report is being prepared;

          b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with the basis of accounting described in
     Note 3;

          c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

          d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant's internal control over financial reporting; and

     5. I have disclosed, based on my most recent evaluation, to the registrant's auditors:

          a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b) any fraud, whether or not material, that involves any persons who have a significant role in the registrant's internal control over financial reporting.

     6. I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     In giving the certifications in paragraphs 4, 5 and 6, I have relied, to the extent I consider reasonable, on information provided to me by the Working Interest Owner and the Managing General Partner of LL&E Royalty Partnership, in which the registrant owns a 99% interest.

Date March 15, 2006                                  /s/ MIKE ULRICH
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                                                       Mike Ulrich,
                                             Vice President and Trust Officer
                                                JPMorgan Chase Bank, N.A.